ELITE PERFORMANCE HOLDING CORP.

SUBSCRIPTION AGREEMENT

THIS  SUBSCRIPTION  AGREEMENT  made  as  of  ____________  2018  between  Elite  Performance

Holding Corp., a corporation organized under the laws of the State of Nevada, with offices at  7686 Charleston Way,

Port  St.  Lucie,  FL  34986  (the  “Company”),  and  the  undersigned  (the  “Subscriber”  and  together  with  each  of  the other subscribers in the Offering (defined below), the “Subscribers”).

WHEREAS,  the  Company  desires  to  issue  shares  of  its  common  stock  (collectively,  the  “Shares”)  in  a private placement (the “Offering”), at a purchase price of $ .05 per Share;

WHEREAS, the minimum investment for each Subscriber of the Offering is $2,000.00;

WHEREAS,   the   Subscriber   is   delivering   simultaneously   herewith   a   completed   confidential   investor

questionnaire (the “Questionnaire”),

NOW,  THEREFORE,  for  and  in  consideration  of  the  promises  and  the  mutual  covenants  hereinafter  set forth, the parties hereto do hereby agree as follows:

I.

SUBSCRIPTION    FOR    SHARES    AND    REPRESENTATIONS    BY    AND    COVENANTS    OF

SUBSCRIBER

1.1.

Subscription  for  Shares.  Subject  to  the  terms  and  conditions  hereinafter  set  forth,  the

Subscriber hereby subscribes for and agrees to purchase from the Company such aggregate amount of Shares as is set forth upon the signature page hereof; and the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company’s right to sell to the Subscriber such lesser number of Shares as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by wire  transfer,  or  certified  or  bank  checks  made  payable  to  “ELITE  PERFORMANCE  HOLDING

CORP.”  and  delivered  contemporaneously  with  the  execution  and  delivery  of  this  Subscription

Agreement to the Company’s address set forth above.

1.2.

Reliance  on  Exemptions.  The  Subscriber  acknowledges  that  this  Offering  has  not  been reviewed  by the  United  States  Securities and  Exchange  Commission (“SEC”)  or  any state  agency because of the Company’s representations that this is intended to be a nonpublic offering exempt from the registration requirements  of  the  Securities  Act  of  1933,  as  amended  (the  “1933  Act”)  and  state  securities  laws.  The

Subscriber  understands  that  the  Company  is  relying  in  part  upon  the  truth  and  accuracy  of,  and  the

Subscriber’s   compliance   with,   the   representations,   warranties,   agreements,   acknowledgments   and

understandings  of  the  Subscriber  set  forth  herein  in  order  to  determine  the  availability of  such  exemptions and the eligibility of the Subscriber to acquire the Shares.

1.3.

Investment   Purpose.   The   Subscriber   represents   that   the   Shares   comprising   the   Shares   (the

“Securities”)  are  being  purchased  for  his  or  her  own  account,  for  investment  purposes  only  and  not  for distribution  or  resale  to  others  in  contravention  of  the  registration  requirements  of  the  1933  Act.  The

Subscriber agrees that it will not sell or otherwise transfer the Securities unless they are registered under the

1933 Act or unless an exemption from such registration is available.

1.4.

Accredited   Investor.   The   Subscriber   represents   and   warrants   that   he   or   she   is   an

“accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act,

as  indicated  by  its  responses  to  the  Questionnaire,  and  that  it  is  able  to  bear  the  economic  risk  of  any investment  in  the  Shares.  The  Subscriber  further  represents  and  warrants  that  the  information  furnished  in the Questionnaire is accurate and complete in all material respects.

1.5      RISK  OF  INVESTMENT.  THE  SUBSCRIBER  RECOGNIZES  THAT  THE  PURCHASE  OF  THE

SHARES  INVOLVES  A  HIGH  DEGREE  OF  RISK  INCLUDING,  WITHOUT  LIMITATION,  ANY  AND

ALL   RISKS   DISCUSSED   IN   THIS   SUBSCRIPTION   AGREEMENT.   AN   INVESTMENT   IN   THE

COMPANY   AND   THE   SHARES   MAY   RESULT   IN   THE   LOSS   OF   A   SUBSCRIBER’S   ENTIRE

INVESTMENT.

(a)

Risk of Loss of Investment.  An investment in the Company and the Shares offered hereby

involve  a  high degree  of risk.   An investment in the  Shares is suitable  only for  investors  who  can bear  a  loss of their entire investment.

(b)

Value of Shares is Speculative.  The terms of this offering have been determined arbitrarily by the Company.  There is no relationship between such terms and the Company’s assets, earnings, book value and/or any other objective criteria of value.

(c)

Dependence on Net Proceeds; No Minimum Offering.  The Company is wholly dependent upon  the  net  proceeds  of  this  Offering  to  fund  its  operations,  as  more  specifically  described  elsewhere  in  this

Subscription Agreement. There is no commitment by any person to purchase Shares and there is no assurance that any

number  of  Shares  will  be  sold.   Additionally,  there  is  no  minimum  amount  of  funds  that  are  required  to  be  raised  in order for the Company to accept subscriptions received from investors and the Company’s may terminate this Offering prior to the expiration of the Offering Period. There is no assurance that the Company will sell  a sufficient number of

Shares in this Offering on a timely basis or that the net proceeds after payment of debts and other obligations will be adequate for the Company’s needs.

(d)

Need for Additional Capital; Additional Private Placement.  The net proceeds raised by the

Company from this Offering will be used immediately to fund the Company’s current operations. The Company will therefore  require  significant  additional  financing  shortly  after  this  Offering,  regardless  of  the  net  proceeds  received,

in order to satisfy its cash requirements. Upon completion of this offering, the Company intends to affect a registration on Form S-1 and may seek to raise additional funds in private placement transactions. However, there is no assurance that  it  will  be  able  to  do  so  in  a  timely  manner  or  on  terms  that  will  enable  it  to  enter  its  proposed  business  on  a reasonable basis.

(e)

Restrictions on Resale.   The Shares and the  Shares are  “restricted” securities and  may not be  resold  or  otherwise  transferred  except  pursuant  to  an  effective  registration  statement  or  an  exemption  under  the

1933 Act and applicable state or “blue sky” laws.

(f)

Planned  Expansion.    While  the  Company  has  operated  in  its  current  business  since

September  15,  2016,  we  intend  to  expand  our  operations  and  hire  additional  personnel.  In  connection  with  our expansion, we may experience the following:

·      lack of sufficient capital;

·

competition

·      adverse effects of general economic conditions;

·      uncertain market acceptance of our services;

·

an intense and immediate need for additional personnel.

(g)

Dependence   upon   the   Company’s   Officers   and   Directors.  The   Company   is   wholly

dependent upon its officers and  directors of the  Company,  for  the  operations and  success  of the  Company.   The  loss

of  their  services  would  have  a  material  adverse  effect  on  the  Company’s  business,  financial  condition  and  results  of operations.

(h)

Capital  Structure  of  the  Company.   The  following  sets  forth  the  capital  structure  of  the

Company prior to the sale of any Securities in this Offering.

(i)

The  Company  has  500,000,000   authorized  shares  of  capital  stock  consisting  of  (A)

465,000,000 shares of Common Stock and 35,000,000 shares of Preferred stock.

(ii)

The Company has 50,000,000 shares of Common Stock issued and outstanding.

(iii)

The Company has no other securities currently issued and outstanding. There are

2,500,000 options exercisable at $ .05 cents. There are no other  warrants, options or other securities outstanding that are convertible into or exercisable for any securities of the Company.

1.6

Summary of Proposed Business.

The Company operates a sports beverage company in the nutritional and dietary supplement industry.

1.7

Information.  The Subscriber acknowledges receipt and full and careful review and understanding of this Subscription  Agreement  with any exhibits thereto  (the  “Offering  Document”)  and  hereby represents that:  (i)

it has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (ii) that it has been afforded the opportunity to ask questions of and receive answers from duly  authorized  officers  of  the  Company  concerning  the  terms  and  conditions  of  the  Offering,  and  any  additional information which it has requested.

1.8

No  Representations  or  Warranties.   The  Subscriber  hereby  represents  that,  except  as  expressly set forth in the Offering Document, no representations or warranties have been made to the Subscriber by the Company or  any agent,  employee  or  affiliate  of the  Company and  in entering into  this transaction the  Subscriber  is not relying on any information other  than  that  contained  in the  Offering  Documents and  the  results of  independent investigation by the Subscriber.

1.9

Tax  Consequences.  The  Subscriber  acknowledges  that  this  Offering  of  the  Shares  may  involve tax  consequences  and  that  the  contents  of  the  Offering  Documents  do  not  contain  tax  advice  or  information.  The

Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

1.10

Transfer  or  Resale.  The  Subscriber  understands  that:  (a)  none  of  the  Securities  have  been  and may not be  registered  under  the  1933  Act  or  any state  securities laws; (b)  the  Securities  may not be  offered  for  sale,

sold, assigned, pledged, transferred or otherwise disposed of (each a “Disposition”) unless, prior to effecting any such

Disposition (other than any transfer not involving a change in beneficial ownership) (i) there is in effect a registration statement  under  the  1933  Act  covering  the  Disposition  and  the  Disposition  is  made  in  accordance  with  such registration  statement,  or  (ii)  the  Subscriber  gives  written  notice  to  the  Company  of  such  Subscriber’s  intention  to effect  a  Disposition  and  such  notice  shall  describe  the  manner  and  circumstances  of  the  proposed  Disposition,  and shall  be  accompanied  by  either  (A)  a  written  opinion  of  a  legal  counsel  that  a  Disposition  of  the  Securities  may  be made pursuant to an exemption from such registration, or (B) any other evidence reasonably satisfactory to counsel to the  Company; and  (C)  the  Company is  under  no  obligation  to  register  the  Securities  under  the  1933  Act  or  any state securities laws or to comply with the terms and conditions of any registration exemption thereunder.

1.11

Legends.  The  Subscriber  understands  that  the  certificates  or  other  instruments  representing  the

Securities, until such time as they have been registered under the 1933 Act as contemplated by the Registration Rights

Agreement, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE    SECURITIES    REPRESENTED    BY    THIS    CERTIFICATE    HAVE    NOT    BEEN

REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR  APPLICABLE

STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD,

TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION

STATEMENT   FOR   THE   SECURITIES   UNDER   THE   SECURITIES   ACT   OF   1933,   AS

AMENDED,   OR   APPLICABLE   STATE   SECURITIES   LAWS,   OR   (B)   AN   OPINION   OF

COUNSEL,  IN  A  REASONABLY  ACCEPTABLE  FORM,  THAT  REGISTRATION  IS  NOT

REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The  legend  set  forth  above  shall  be  removed  and  the  Company  shall  issue  a  certificate  or  other  instrument  without such  legend  to  the  holder  of  the  Securities  upon  which  it  is  stamped,  if  (a)  there  is  in  effect  a  registration  statement under  the  1933  Act  covering  the  Disposition  and  the  Disposition  is  made  in  accordance  with  such  registration statement or (b) if the Disposition of the Securities is completed in satisfaction of the requirements of Rule 144 of the

1933 Act.

1.12

Validity;  Enforcement.   If the  Subscriber  is a  corporation,  partnership,  trust or  other  entity,  the

Subscriber  represents  and  warrants  that:  (a)  it  is  authorized  and  otherwise  duly  qualified  to  purchase  and  hold  the

Shares;  and  (b)  that  this  Subscription  Agreement  has  been  duly  and  validly  authorized,  executed  and  delivered  and constitutes the legal, binding and enforceable obligation of the undersigned.

1.13

Residency.  The  Subscriber  represents  that  its  principal  address  is  furnished  at  the  end  of  this

Subscription Agreement.

1.14

Foreign  Subscriber.  If  the  Subscriber  is  not  a  United  States  person,  such  Subscriber  hereby represents  that  it  has  satisfied  itself  as  to  the  full  observance  of  the  laws  of  its  jurisdiction  in  connection  with  any invitation to subscribe for the Shares or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase;

(c)  any  governmental  or  other  consents  that  may  need  to  be  obtained;  and  (d)  the  income  tax  and  other  tax consequences,  if  any,  that  may  be  relevant  to  the  purchase,  holding,  redemption,  sale  or  transfer  of  the  securities comprising the Shares. Such Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

1.15

FINRA  Member.  The  Subscriber  acknowledges  that  if  it  is  a  Registered  Representative  of  an

FINRA  member  firm,  the  Subscriber  must  give  such  firm  notice  required  by  the  FINRA’s  Rules  of  Fair  Practice,

receipt of which must be acknowledged by such firm on the signature page hereof.

1.16

Confidential Information.   The  subscriber  acknowledges that  the  information contained  in this

Subscription  Agreement  and  the  related  schedules  and  Exhibits,  as  well  as  any  other  information  relating  to  the

Company that has been provided to the Subscriber in connection with this Offering is the confidential and proprietary

information  of  the  Company.   The  Subscriber  agrees  that  he  shall  not  disclose  any  of  said  information  to  any  other person, except for his financial and legal advisors, who require such information to advise the Subscriber with respect to his contemplated investment, and in the event that the Subscriber does not invest in this Offering, he shall return all materials provided to him by the Company, including any copies thereof, to the Company.

II.

REPRESENTATIONS BY THE COMPANY

The  Company  represents  and  warrants  to  the  Subscriber,  except  as  set  forth  in  the  disclosure  schedules attached hereto:

2.1

Organization and Qualification. The Company and its “Subsidiaries” (which for purposes of this

Subscription Agreement means any entity in which the Company, directly or indirectly, owns capital stock and holds a majority or similar interest) are duly organized and validly existing in good standing under the laws of the jurisdiction in which they were organized, and have the requisite power  and authorization to own their  properties and to carry on their  business  as  now  being  conducted.  Each  of  the  Company  and  its  Subsidiaries  is  duly  qualified  as  a  foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of  the  business  conducted  by  it  makes  such  qualification  necessary,  except  to  the  extent  that  the  failure  to  be  so qualified  or be  in good standing  would  not have  a  Material  Adverse  Effect.  As used  in this Subscription  Agreement,

“Material Adverse  Effect”  means any  material  adverse  effect  on the  business,  properties, assets,  operations,  results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated  hereby,  or  by  the  other  Offering  Documents  or  the  agreements  and  instruments  to  be  entered  into  in connection  herewith  or  therewith,  or  on  the  authority or  ability of  the  Company  to  perform  its  obligations  under  the

Offering Documents.

2.2

Authorization;  Enforcement;  Validity.  The  Company  has  the  requisite  corporate  power  and authority to enter into and perform its obligations under this Subscription Agreement and the Escrow Agreement and to  perform  its  obligations  under  the  Offering  Document,  and  to  issue  the  Securities  in  accordance  with  the  terms  of the Offering Document. The execution and delivery of the Offering Document by the Company and the consummation by  the  Company  of  the  transactions  contemplated  by  the  Offering  Documents,  including  without  limitation  the issuance  of the  Securities,  have  been duly authorized  by the  Company’s board  of directors and  no  further  consent  or authorization  is  required  by  the  Company,  its  board  of  directors  or  its  stockholders.  The  Offering  Documents  have been  duly  executed  and  delivered  by  the  Company  and  constitute  valid  and  binding  obligations  of  the  Company enforceable  against  the  Company  in  accordance  with  their  terms,  except  as  such  enforceability  may  be  limited  by general  principles  of  equity or  applicable  bankruptcy,  insolvency,  reorganization,  moratorium,  liquidation  or  similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

2.3

Capitalization. Prior to the Initial Closing, the authorized, issued and outstanding securities of the

Company (including,  but  not limited  to,  all  and/or  other  securities  convertible  into  equity  securities of  the  Company and all options and warrants, all of which are listed in Section 1.1(i) of this Subscription Agreement.  All of the issued and outstanding securities of the Company have been and are, or upon issuance will be duly authorized, validly issued,

fully paid and non-assessable. Except as disclosed in Offering Document, (i) no shares of the Company's capital stock are  subject to  preemptive  rights  under  Nevada  law or  any other  similar  rights  or  any liens  or  encumbrances  suffered or  permitted  by  the  Company;  (ii)  there  are  no  outstanding  debt  securities  issued  by  the  Company;  (iii)  there  are  no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to,  or  securities  or  rights  convertible  into  or  exchangeable  for,  any  shares  of  capital  stock  of  the  Company or  any  of its  Subsidiaries,  or  contracts,  commitments,  understandings  or  arrangements  by  which  the  Company  or  any  of  its

Subsidiaries  is  or  may  become  bound  to  issue  additional  shares  of  capital  stock  of  the  Company  or  any  of  its

Subsidiaries  or  options,  warrants,  scrip,  rights  to  subscribe  to,  calls  or  commitments  of  any  character  whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any  of  its  Subsidiaries;  (iv)  there  are  no  agreements  or  arrangements  under  which  the  Company  or  any  of  its

Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no  contracts,  commitments,  understandings  or  arrangements  by  which  the  Company  or  any  of  its  Subsidiaries  is  or may  become  bound  to  redeem  a  security  of  the  Company  or  any  of  its  Subsidiaries;  (vi)  there  are  no  securities  or instruments  containing  anti-dilution  or  similar  provisions  that  will  be  triggered  by  the  issuance  of  the  Securities  as described in the Offering Documents; and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All prior sales of securities of the Company were either registered  under  the  1933  Act  and  applicable  state  securities  laws  or  exempt  from  such  registration,  and  no  security holder has any rescission rights with respect thereto.

2.4

Issuance  of  Securities;  Reservation.  The  issuance,  sale  and  delivery  of  the  Securities  have  been duly authorized by all requisite corporate action by the Company and, upon issuance in accordance with the Offering

Documents,  shall  be  (a)  duly  authorized,  validly  issued,  fully  paid  and  non-assessable,  (b)  free  from  all  taxes,  liens and charges with respect to the issue thereof except that may be created by the Subscriber, and (c) entitled to the rights and  preferences  set  forth  in  the  Securities.  Assuming  (i)  the  accuracy  of  the  information  provided  by  the  respective

Subscribers  in  the  Subscription  Agreement  and  Questionnaire,  and  (ii)  that  all  of  the  offerees  and  Subscribers  are

“accredited investors” as such term is defined in Rule 501 of Regulation D, the offer and  sale of the  Shares pursuant to the terms of this Subscription Agreement are and will be exempt from the registration requirements of the 1933 Act and  the  rules  and  regulations  promulgated  thereunder.  The  Company  is  not  disqualified  from  the  exemption  under

Regulation D by virtue of the disqualification contained in Rule 507 thereof or otherwise.

2.5

No   Conflicts.   Except   as   set   forth   in   the   Offering   Documents,   the   execution,   delivery   and

performance  of  the  Offering  Documents  by  the  Company,  the  consummation  by  the  Company  of  the  transactions contemplated by the  Offering Documents, and the issuance  of the  Securities and performance by the  Company of its obligations  under  the  Offering  Documents,  will  not  (a)  result  in  a  violation  of  the  Company’s  Certificate  of

Incorporation, any other certificate of designations, preferences and rights of any outstanding series of preferred stock of the  Company,  or  the  Company’s By-Laws,  (b)  conflict  with,  or  constitute  a  default or  an event  which  with notice or  lapse  of  time  or  both  would  become  a  default  under,  or  give  to  others  any  rights  of  termination,  amendment,

acceleration  or  cancellation  of,  any  material  agreement,  note  and/or  other  indebtedness,  lease,  license  or  instrument,

or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the FINRA) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

2.6

Consents.  The  Company  is  not  required  to  obtain  any  consent,  authorization  or  order  of,  or  make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by  the Offering Documents. Except as otherwise provided in the Offering Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date  hereof.  The  Company  and  its  Subsidiaries  are  unaware  of  any  facts  or  circumstances  which  might  prevent  the

Company from obtaining or effecting any of the foregoing.

2.7     No  General  Solicitation.  None  of  the  Company,  its  Subsidiaries,  any of  their  affiliates,

and  any person  acting  on  their  behalf,  has  engaged  in  any form of  general  solicitation  or  general  advertising  (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

2.8     No  Integrated  Offering.  None  of  the  Company,  its  Subsidiaries,  any  of  their  affiliates,

and  any person acting on their  behalf  has,  directly or  indirectly,  made  any offers or  sales of any  security or  solicited any offers to buy any security,  under circumstances that  would require registration of any of the Securities under the

1933 Act by causing this Offering of the Securities to be integrated with prior offerings by the Company for purposes of the  1933  Act  or  any applicable  stockholder  approval  provisions,  including  without  limitation,  under  the  rules  and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or  designated,  or  otherwise.  None  of  the  Company,  its  Subsidiaries,  their  affiliates  and  any  person  acting  on  their behalf  will take any action or  steps referred to in the  preceding sentence  that would require registration of any of the

Securities  under  the  1933  Act  by  causing  the  Offering  of  the  Securities  to  be  integrated  with  other  offerings,  or otherwise.

2.9     Foreign  Corrupt  Practices.  Neither  the  Company,  nor  any  of  its  Subsidiaries,  nor  any

director,  officer,  agent,  employee  or  other  person  acting  on  behalf  of  the  Company  or  any  of  its  Subsidiaries  has,  in

the course of its actions for, or on behalf of, the Company, (a) used any corporate funds for any unlawful contribution,

gift,  entertainment  or  other  unlawful  expenses  relating  to  political  activity;  made  any  direct  or  indirect  unlawful payment  to  any  foreign  or  domestic  government  official  or  employee  from  corporate  funds,  (b)  violated  or  is  in violation of any provision of the  U.S.  Foreign Corrupt Practices  Act  of 1977,  as amended,  or  (c) made  any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or  domestic government official or employee.

2.10   Absence of Litigation. Except as set forth in the Offering Document, there is no action,

suit, proceeding, inquiry or investigation before or by the FINRA, any court, public board, government agency,  self-

regulatory  organization  or  body,  or  arbitrator  pending  or,  to  the  knowledge  of  the  Company,  threatened  against  the

Company,  the  Common  Stock  or  any  of  the  Company’s  Subsidiaries  or  any  of  the  Company’s  or  the  Company’s

Subsidiaries’ officers or directors in their capacities as such.

2.11  Tax  Status.  Except  as  set  forth  in  the  Offering  Document,  the  Company and  each  of  its

Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to  which it is subject, except when the  failure to do so would not have a Material Adverse Effect,

and  has  paid  all  taxes  and  other  governmental  assessments  and  charges  that  are  material  in  amount,  shown  or determined  to  be  due  on  such  returns,  reports  and  declarations  or  to  the  Company’s  knowledge  otherwise  due  and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate  for  the  payment of all  taxes for  periods subsequent to  the  periods to which such returns,  reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

2.12Securities Law Compliance. The offer, offer for sale, and sale of the Shares has not been registered with the SEC. The Shares are to be offered, offered for sale and sold in reliance upon the exemptions from the  registration  requirements  of  Section  5  of  the  1933  Act.  The  Company  will  conduct  the  Offering  in  compliance with the requirements of Regulation D under the 1933 Act, and the Company will file all appropriate notices of offering with the SEC.

2.13Title. Except as set forth in or contemplated by the Offering Document,  the Company has good and marketable title to all material properties and tangible assets owned by it, free and clear of all liens, charges,

encumbrances or restrictions, except as such as are not significant or important in relation to the Company’s business;

all  of the  material  leases and  subleases  under  which the  Company is the  lessor  or  sublessor  of properties or  assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases,

and to the Company’s knowledge no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the  right of the  Company to  continued  possession of the  leased  or  subleased  premises or  assets  under  any such lease or sublease. The  Company owns, leases or licenses  all such properties as are necessary to  its operations as described in the Offering Documents.

2.14Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents,

patent  rights,  copyrights,  inventions,  licenses,  approvals,  governmental  authorizations,  trade  secrets  and  rights necessary to conduct their respective businesses as now conducted, the lack of which could reasonably be expected to have  a  Material  Adverse  Effect.  Except  as  set  forth  in  the  Offering  Documents,  to  the  Company’s  knowledge,  none of  the  Company's  trademarks,  trade  names,  service  marks,  service  mark  registrations,  service  names,  patents,  patent rights,  copyrights,  inventions,  licenses,  approvals,  government  authorizations,  trade  secrets  or  other  intellectual property rights  have  expired  or  terminated,  or  are  expected  to  expire  or  terminate  within two  (2)  years  from the  date of this Subscription Agreement, except where such expiration or termination would not have either individually or in the  aggregate  a  Material  Adverse  Effect.  The  Company  and  its  Subsidiaries  do  not  have  any  knowledge  of  any infringement by the  Company or  its Subsidiaries of trademarks,  trade  name  rights,  patents,  patent rights,  copyrights,

inventions,  licenses,  service  names,  service  marks,  service  mark  registrations,  trade  secrets  or  other  similar  rights  of others, or of any such development of similar or identical trade secrets or  technical information by others and, except as  set  forth  in  the  Offering  Document,  no  claim,  action  or  proceeding  has  been  made  or  brought  against,  or  to  the

Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations,

trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. Except as set forth in the Offering

Document, the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of  the  foregoing.  The  Company  and  its  Subsidiaries  have  taken  reasonable  security  measures  to  protect  the  secrecy,

confidentiality and value of all of their intellectual properties except where the  failure to do so would not have either individually or in the aggregate a Material Adverse Effect.

2.15Registration  Rights.  Except  as  set  forth  in  the  Registration  Rights  Agreement,  which  is attached  hereto  as Exhibit  A,  no  person has any right to  cause  the  Company to  effect the  registration under  the  1933

Act of any securities of the Company.

2.16Brokers. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated herein.

2.17Disclosure.  None  of the  representations and  warranties of  the  Company appearing  in this

Subscription  Agreement  or  any  information  appearing  in  any  Exhibit  or  Schedule  hereto  other  than  material  which says it is a  “belief”  or  “expectation”  of  the  Company or  similarly qualified,  which  statements  the  Company believes to  the  best  of  its  knowledge  as  of  the  date  hereof  and  at  each  Closing  Date  to  be  true  and  accurate  in  all  material respects and not misleading), when considered together as a whole, contains, or on any Closing Date will contain, any untrue statement of a material fact or omits, or on any Closing Date will omit, to state any material fact required to be stated  herein  or  therein  in  order  for  the  statements  herein  or  therein,  in  light  of  the  circumstances  under  which  they were made, not to be misleading.

III.

TERMS OF SUBSCRIPTION

3.1

Closing  and  Termination  of  Offering.   Provided  that  the  required  conditions  to  closing  set  forth in Article V and Article VI hereof have been satisfied or waived, a closing (the “Initial Closing”) shall take place at the offices of the Company as set forth herein or at such place as may otherwise be agreed to by the Company within

30 days of the receipt of the first cleared subscriber’s funds.  The Company may consummate subsequent closings of the  Offering,  upon  mutual  agreement only,  each of  which shall  be  subject to  satisfaction  or  waiver  of  the  conditions to  closing  set  forth  in  Article  V  and  Article  VI  hereof,  and  each  of  which  shall  be  deemed  a  “Closing”  hereunder.

The date of the last closing of the Offering is hereinafter referred to as the “Final Closing” and the date of any Closing hereunder is hereinafter referred to as a “Closing Date.” The offering period for the Offering shall commence on the day  the  Offering  Document  is  first  delivered  to  prospective  Subscribers  by  the  Company  for  delivery  in  connection with  the  offering  for  sale  of  the  Shares  and  shall  continue  until  the  earlier  to  occur  of:  (i)  the  sale  of  the  all  of  the

Shares  being  offered  pursuant  to  this  Offering;  and  (ii)  5:00  p.m.  (New  York  City  Time),  June  30,  2018;  provided,

however, that (A) if all of the  Shares have  not been sold on  or prior to June 30, 2018, this Offering may be extended for an additional ninety (90) days by the Company in its sole discretion and (B) this Offering may be terminated prior to  June  30,  2018,  upon  the  sole  action  of  the  Company.  The  day  that  the  Offering  Period  terminates  is  hereinafter referred to as the “Termination Date.”

3.2

Certificates.  The  Subscriber  hereby  authorizes  and  directs  the  Company,  upon  each closing  of  the  Offering,  to  (i)  deliver  the  certificates  representing  the  Shares  (the  “Stock  Certificates”)  to  be  issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated in the Questionnaire,

by thirty (30) days after the applicable Closing Date.

IV.

COVENANTS

4.1   Form D. On ______________________ the Company filed a Form D with respect to the Shares as required  under  Regulation  D  under  the  1933  Act,  which  is  available  for  review  at  SEC.gov  and,  upon written request, the Company can provide a copy thereof to the Subscriber.

4.2   Use of  Proceeds.  The  Company shall  only use  the  net  proceeds from the  sale  of the  Shares for  the following purposes:

(a)

To pay the expenses of the Offering, including, but not limited to legal and accounting fees;

(b)

To fund the costs of a Securities Act Registration Statement; and

(c)

Working capital requirements.

V.

CONDITIONS TO CLOSING IN FAVOR OF THE COMPANY

The obligation of the Company hereunder to issue and sell Shares to the Subscriber at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the  Company’s  sole  benefit  and  may  be  waived  by  the  Company  at  any  time  in  its  sole  discretion  by  providing  the

Subscriber with prior written notice thereof:

5.1

Offering  Documents.  The  Subscriber  shall  have  executed  a  Questionnaire,  and  this  Subscription

Agreement and delivered the same to the Company.

5.2

Purchase  Price.  The  Subscriber  shall  have  paid  the  purchase  price for  the  Shares being purchased by the Subscriber at the Closing in the manner set forth in  Section 1.1.

5.3

Representations  and  Warranties.  The  representations  and  warranties  of  the  Subscriber  shall  be true  and  correct in all  material  respects as of the  date  when  made  and  as of  the  Closing as  though  made  at  that  time,

and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing.

5.4

Other Matters. All opinions, certificates and documents and all proceedings related to this Offering shall be in form and content reasonably satisfactory to the Company and its legal counsel.

VI.

CONDITIONS TO CLOSING IN FAVOR OF THE SUBSCRIBER

The  obligation of the  Subscriber  hereunder  to  purchase  the  Shares is subject to  the  satisfaction,  at  or  before the  Closing,  of  each  of  the  following  conditions,  provided  that  these  conditions  are  for  the  Subscriber’s  sole  benefit and  may be  waived  by the  Subscriber  at  any time  in its sole  discretion by providing the  Company  with prior  written notice thereof:

6.1

Offering  Documents.  The  Company  shall  have  executed  and  delivered  to  the  Subscriber  each  of the Offering Documents to which its signature is required.

6.2

Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that reference a specific date which shall have been true and correct in all material respects as of such date),

and  the  Company  shall  have  performed,  satisfied  and  complied  in  all  respects  with  the  covenants,  agreements  and conditions required by the Offering Documents to be performed, satisfied or complied with by the Company at or prior to the Closing.

VII.

RIGHTS OF TERMINATION

7.1

Termination by Subscriber or Company. This Subscription Agreement may be terminated at any time prior to the Closing: (a) by mutual written consent of the parties hereto; or (b) by the Company or the Subscriber upon  written  notice  to  the  other  party  if  any  court  or  governmental  authority  of  competent  jurisdiction  shall  have

issued   a   final,   non-appealable   order   restraining,   enjoining   or   otherwise   prohibiting   the   consummation   of   the

transactions  contemplated  by  this  Subscription  Agreement.  Termination  of  this  Subscription  Agreement  under  this

Section 7.1  shall result in this Subscription Agreement becoming void and of no further force and effect, except that a  termination  shall  not  release,  or  be  construed  as  so  releasing,  any  party  hereto  from  any  liability  or  damage  to  the other party hereto arising out of the breaching party’s willful and material breach of the warranties and representations made  by  it,  or  willful  and  material  failure  in  performance  of  any  of  its  covenants,  agreements,  duties  or  obligations provided hereunder, and the obligations under  Section 8.8 shall survive such termination.

VIII.      MISCELLANEOUS

8.1   Notice. Any notices, consents, waivers or other communications required or permitted to be given under the  terms  of  this  Subscription  Agreement  must  be  in  writing  and  will  be  deemed  to  have  been  delivered:  (a)  upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service,  in each case properly addressed to the  party to receive  the same. The addresses and facsimile numbers for such communications shall be:

If to the Company at the address set forth in the first paragraph of this agreement, Attn. Jon McKenzie, CEO.

If  to  the  Subscriber,  to  its  address  and  email  or  facsimile  number  set  forth  at  the  end  of  this  Subscription

Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.

Written   confirmation   of   receipt   (a)   given   by  the   recipient   of   such   notice,   consent,   waiver   or   other

  communication,  (b)  mechanically or  electronically  generated  by the  sender’s facsimile  machine  containing  the  time,

date, recipient facsimile  number and an image of the  first page of such transmission, or (c) provided by an overnight courier  service  shall  be  rebuttable  evidence  of  personal  service,  receipt  by  facsimile  or  receipt  from  an  overnight courier service in accordance with clauses (a), (b) or (c) above, respectively.

8.2

Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty,

covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and each Noteholder.

8.3

Severability.  If  any provision  of  this  Subscription  Agreement  shall  be  invalid  or  unenforceable  in any jurisdiction,  such invalidity or  unenforceability shall  not  affect the  validity or  enforceability of the  remainder  of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription

Agreement in any other jurisdiction.

8.4

Governing  Law;  Jurisdiction.  This  Agreement  shall  be  governed  by  and  construed  solely  in accordance with the internal laws of the State of Nevada  with respect to contracts executed, delivered and to be fully performed therein,  without regard to the conflicts of laws principles thereof. The parties hereto  hereby expressly and irrevocably  agree  that  any  suit  or  proceeding  arising  under  this  Agreement  or  the  consummation  of  the  transactions contemplated hereby, shall be brought solely in a federal or state court located in the State of Nevada. By its execution hereof,  Company  and  Subscriber  hereby  expressly  and  irrevocably  submits  to  the  in  personam  jurisdiction  of  the federal  and  state  courts  located  in  the  State  of  Nevada  and  agree  that  any  process  in  any  such  action  may  be  served upon  him  or  her  personally,  or  by  certified  mail  or  registered  mail  upon  such  party  or  such  agent,  return  receipt requested,  with  the  same  full  force  and  effect  as  if  personally  served  upon  such  party  in  Nevada.  The  parties  hereto each  waive  any  claim  that  any  such  jurisdiction  is  not  a  convenient  forum  for  any  such  suit  or  proceeding  and  any defense  or  lack  of  in  personam  jurisdiction  with  respect  thereto.  In  the  event  of  any  such  action  or  proceeding,  the party  prevailing  therein  shall  be  entitled  to  payment  from  the  other  party  hereto  of  its  reasonable  counsel  fees  and disbursements.

8.5

Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

8.6

Successors  and  Assigns.  This  Subscription  Agreement  shall  be  binding  upon  and  inure  to  the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. The Company shall  not  assign  this  Subscription  Agreement  or  any  rights  or  obligations  hereunder.  Subscriber  may  assign  some  or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release  the  Subscriber  from  its  obligations  hereunder  unless  such  obligations  are  assumed  by  such  assignee  and  the

Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

8.7

No  Third-Party  Beneficiaries.  This  Subscription  Agreement  is  intended  for  the  benefit  of  the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.8

Survival.  The  representations  and  warranties  of  the  Company  and  the  Subscriber  contained  in

Article I and Article II and the agreements set forth this Article VIII shall survive the Closing for a period of twelve

(12) months.

8.9

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further  acts  and  things,  and  shall  execute  and  deliver  all  such  other  agreements,  certificates,  instruments  and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the  transactions contemplated hereby.

8.10

No  Strict  Construction.  The  language  used  in  this  Subscription  Agreement  will  be  deemed  to  be the  language  chosen  by  the  parties  to  express  their  mutual  intent,  and  no  rules  of  strict  construction  will  be  applied against any party.

8.11

Legal   Representation.   The   Subscriber   acknowledges   that:   (a)   it   has   read   this   Subscription

Agreement  and  the  exhibits  hereto;  (b)  it  understands  that  the  Company  has  been  represented  in  the  preparation,

negotiation,  and  execution  of  this  Subscription  Agreement  by  counsel  to  the  Company;  (c)  it  has  either  been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice,  or  has  chosen  to  forego  such  representation  by  legal  counsel  after  being  advised  to  seek  such  legal representation; and  (d)  it understands the  terms and  consequences of this  Subscription Agreement and  is  fully aware of its legal and binding effect.

8.12

Confidentiality.  The  Subscriber  agrees  that  it  shall  keep  confidential  and  not  divulge,  furnish  or make  accessible  to  anyone,  the  confidential  information  concerning  or  relating  to  the  business  or  financial  affairs  of the  Company  contained  in  the  Offering  Documents  to  which  it  has  become  privy  by  reason  of  this  Subscription

Agreement.

8.13

Counterparts. This Subscription Agreement may be executed in two or more identical counterparts,

all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed  by  each  party  and  delivered  to  the  other  party;  provided  that  a  facsimile  signature  shall  be  considered  due execution  and  shall  be  binding  upon  the  signatory thereto  with  the  same  force  and  effect  as  if  the  signature  were  an original, not a facsimile signature.

Remainder of Page Intentionally Left Blank

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date first written above.

SUBSCRIBER **

CO-SUBSCRIBER **

Signature of Subscriber

Signature of Co-Subscriber

Name of Subscriber [please print]

Name of Co-Subscriber [please print]

Address of Subscriber

Address of Co-Subscriber

Social Security or Taxpayer

Social Security or Taxpayer Identification

Identification Number of Subscriber

Number of Co-Subscriber

Name of Holder(s) as it should appear on the security certificates* [please print]

* Please provide the exact names that you wish to see on the certificates

(1)

For individuals, print full name of subscriber.

(2)

For joint, print full name of subscriber and all co-subscribers.

(3)

For corporations, partnerships, LLC, print full name of entity, including “&,” “Co.,” “Inc.,” “etc,” “LLC,”

“LP,”etc.

(4)

For Trusts, print trust name (please contact your trustee for the exact name that should  appear on the certificates.)

Dollar Amount of Shares Subscribed For: $

Dollar Amount of

Subscription Accepted: $

SUBSCRIPTION ACCEPTED BY THE COMPANY

ELITE PERFORMANCE HOLDING CORP.

Date: ______________________________

By:

Jon McKenzie, CEO

**If Subscriber is a Registered Representative with an FINRA member firm  or  an  affiliated  person  of  an  FINRA  member  firm,  have  the acknowledgment to the right signed by the appropriate party:

The  undersigned  FINRA  Member  firm  acknowledges  receipt  of  the notice required by Rule 3040 of the FINRA Conduct Rules.

Name of FINRA Member Firm

By:

Authorized Officer

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement ("Agreement"), dated________________, 2018 is made by and between

Elite  Performance  Holding  Corp.,  a  Nevada  corporation  ("Company")  and  the  undersigned  Subscriber  of  the

Company’s  Common  Stock  under  the  terms  and  conditions  of  the  Subscription  Agreement  dated  ______________,

2018 (the "Subscriber").

RECITALS

WHEREAS,  upon  the  terms  and  subject  to  the  conditions  of  the  Subscription  Agreement  ("Subscription

Agreement"),  between the  Subscriber  and  the  Company,  the  Company has agreed  to  issue  and  sell to  the  Subscriber

__________________  shares  (the  "Subscription  Shares")  of  its  common  stock,  $0.0001  par  value  per  share  (the

"Common  Stock")  for  an  aggregate  investment  price  of  _________________  Dollars  ($_____________________)

(the "Registered Securities"); and

WHEREAS, to induce the Subscriber to execute and deliver the Subscription Agreement,  the  Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder,  or  any  similar  successor  statute  (collectively,  the  "Securities  Act"),  and  applicable  state  securities  laws with respect to the Registered Securities;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby  acknowledged,  the  Company  and the Subscriber hereby agree as follows:

1.

Definitions.

(a)

As used in this Agreement, the following terms shall have the following meaning:

(i)

"Subscription Date" means the date of this Agreement.

(ii)

"Subscriber" has the meaning set forth in the preamble to this Agreement.

(iii)

"Register,"  "registered"  and  "registration"  refer  to  a  registration  effected  by  preparing  and  filing  a

Registration  Statement  or  Statements  in  compliance  with  the  Securities  Act  and  pursuant  to  Rule  415  under  the

Securities  Act  or  any successor  rule  providing  for  offering  securities  on  a  delayed  or  continuous  basis  ("Rule  415"),

and  the  declaration  or  ordering  of  effectiveness  of  such  Registration  Statement  by  the  United  States  Securities  and

Exchange Commission (the "SEC").

(iv)

"Registered  Securities"  will  have  the  same  meaning  as  “Shares”  as  forth  in  the  Subscription

Agreement.

(v)

"Registration Statement"  means the  Company’s registration  statement on Form S-1,  or  any similar registration  statement  of  the  Company  filed  with  SEC  under  the  Securities  Act  with  respect  to  the  Registered

Securities.

(vi)

"EDGAR"  means the SEC's Electronic Data Gathering, Analysis and Retrieval System.

(vii)

“Exchange  Act”  means  the  Securities  Exchange  Act  of  1934,  as  amended,  or  any  similar  federal statute, and the rules and regulations of the SEC thereunder, all as the same will then be in  effect.

(b)

Capitalized  terms used  herein and  not otherwise  defined  herein shall have  the  respective  meanings set forth in the Subscription Agreement.

2.

[RESERVED]

3.

Obligation  of  the  Company.   In  connection  with  the  registration  of  the  Registered  Securities,  the

Company shall do each of the following:

(a)

Prepare  promptly  and  file  with  the  SEC  within   one  hundred  eighty  (180)   days  after  the

date  hereof,  a  Registration  Statement  with  respect  to  not  less  than  the  maximum  allowable  under  Rule  415  of

Registered  Securities,  and  thereafter  use  all  commercially  reasonable  efforts  to  cause  such  Registration  Statement relating to the Registered Securities to become effective within five (5) business days after notice from the Securities and  Exchange  Commission  that  such  Registration  Statement  may  be  declared  effective,  and  keep  the  Registration

Statement effective at all times prior to the termination of the Subscription Agreement until the earliest of (i) the date that is three months after the completion of the last Closing Date under the Subscription Agreement, (ii) the date when the  Subscriber  may  sell  all  Registered  Securities  under  Rule  144  without  volume  limitations,  or  (iii)  the  date  the

Subscriber   no   longer   owns   any   of   the   Registered   Securities   (collectively,   the   "Registration   Period"),   which

Registration Statement (including any amendments or supplements, thereto and prospectuses contained therein) shall not  contain  any  untrue  statement  of  a  material  fact  or  omit  to  state  a  material  fact  required  to  be  stated  therein  or necessary  to  make  the  statements  therein,  in  the  light  of  the  circumstances  under  which  they  were  made,  not misleading;

(b)

Prepare  and  file  with  the  SEC  such  amendments  (including  post-effective  amendments)

and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as  may  be  necessary  to  keep  the  Registration  Statement  effective  at  all  times  during  the  Registration  Period,  and  to comply  with  the  provisions  of  the  Securities  Act  with  respect  to  the  disposition  of  all  Registered  Securities  of  the

Company covered by the Registration Statement until the expiration of the Registration Period.

(c)

With  respect  to  the  Registered  Securities,  permit  counsel  designated  by  Subscriber  to review the  Registration  Statement  and  all  amendments  and  supplements  thereto  a  reasonable  period  of  time  (but  not less than two (2) business days) prior to their filing with the  SEC, and not file any document in a form to which such counsel reasonably objects.

(d)

As promptly as practicable after becoming aware of the following facts, the Company shall notify  Subscriber  and  Subscriber’s  legal  counsel  identified  to  the  Company  and  (if  requested  by  any  such  person)

confirm such notice in writing no later than one (1) business day thereafter (i): (A) when a prospectus or any prospectus supplement  or  post-effective  amendment  to  the  Registration  Statement  is  filed;  (B)  with  respect  to  the  Registration

Statement or  any post-effective  amendment,  when the  same  has become  effective;  (ii)  of the  issuance  by the  SEC of any  stop  order  suspending  the  effectiveness  of  the  Registration  Statement  covering  any  or  all  of  the  Registered

Securities  or  the  initiation  of  any  proceedings  for  that  purpose;  and  (iii)  of  the  receipt  by  the  Company  of  any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registered

Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

(e)

Unless available  to  the  Subscriber  without charge  through  EDGAR,  the  SEC's  website  or the Company's website, furnish to Subscriber, promptly after the same is prepared and publicly distributed, filed with the  SEC,  or  received  by  the  Company,  one  (1)  copy of  the  Registration  Statement,  each  preliminary  prospectus  and the prospectus, and each amendment or supplement thereto;

(f)

Use  all  commercially  reasonable    efforts  to  (i)  register  and/or  qualify  the  Registered

Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the  Subscriber  may reasonably request and  in  which significant  volumes  of  shares  of  Common  Stock are  traded,  (ii)

prepare  and  file  in  those  jurisdictions  such  amendments  (including  post-effective  amendments)  and  supplements  to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the

Registration Period, (iii) take  such other actions as may be  necessary to  maintain such registrations and qualification in effect at  all  times during the  Registration Period,  and  (iv)  take  all  other  actions reasonably necessary or  advisable to  qualify  the  Registered  Securities  for  sale  in  such  jurisdictions:  provided,  however,  that  the  Company  shall  not  be required  in  connection  therewith  or  as  a  condition  thereto  to  (A)  qualify  to  do  business  in  any  jurisdiction  where  it would  not otherwise  be  required  to  qualify but  for  this Section 3(f),  (B) subject itself to  general  taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause  more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then  existing  contracts,  which  in  each  case  the  Board  of  Directors  of  the  Company  determines  to  be  contrary  to  the best interests of the Company and its stockholders;

(g)

As  promptly  as  practicable  after  becoming  aware  of  such  event,  notify  the  Subscriber  of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the

Registration  Statement,  as then in effect,  includes any untrue  statement of a  material  fact  or  omits to  state  a  material fact required  to  be  stated  therein or  necessary to  make  the  statements therein,  in the  light of the  circumstances under which they were made, not misleading ("Registration Default"), and promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and take any other commercially reasonable steps to cure the Registration Default, and, unless available to the Subscriber without  charge  through  EDGAR,  the  SEC's  website  or  the  Company's  website,  deliver  a  number  of  copies  of  such supplement or amendment to the Subscriber as the Subscriber may reasonably request.

(h)

[INTENTIONALLY OMITTED];

(i)

Use  its  commercially  reasonable  efforts,  if  eligible,  either  to  (i)  cause  all  the  Registered

Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national  securities exchange on which securities of the  same  class or series issued by the  Company are then listed, if any,  if  the  listing  of  such  Registered  Securities  is  then  permitted  under  the  rules  of  such  exchange,  or  (ii)  secure designation  of  all  the  Registered  Securities  covered  by  the  Registration  Statement  as  a  National  Association  of

Securities  Dealers  Automated  Quotations  System  ("Nasdaq”)  security  within  the  meaning  of  Rule  11Aa2-1  of  the

SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registered

Securities on the Nasdaq Capital Market; or if, despite the  Company’s commercially reasonable efforts to satisfy the preceding  clause  (i)  or  (ii),  the  Company  is  unsuccessful  in  doing  so,  to  use  its  commercially  reasonable  efforts  to secure  authorization  of  the  Financial  Industry  Regulatory  Authority  (“FINRA”)  and  quotation  for  such  Registered

Securities on the over-the-counter bulletin board and, without limiting the generality of the foregoing;

(j)

Provide  a  transfer  agent  for  the  Registered  Securities  not  later  than  the  Subscription  Date under the Subscription Agreement;

(k)

Cooperate   with   the   Subscriber   to   facilitate   the   timely   preparation   and   delivery   of

certificates  for  the  Registered  Securities  to  be  offered  pursuant  to  the  Registration  Statement  and  enable  such certificates for the Registered Securities to be in such denominations or amounts as the case may be, as the Subscriber may  reasonably  request  and  registration  in  such  names  as  the  Subscriber  may  request;  and,  within  five  (5)  business days after a Registration Statement which includes Registered Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registered

Securities (with copies to the Subscriber) an appropriate instruction and opinion of such counsel, if so required by the

Company’s transfer agent; and

(l)

Take   all   other   commercially   reasonable   actions   necessary  to   expedite   and   facilitate

distribution to the Subscriber of the Registered Securities pursuant to the Registration Statement.

4.

Obligations of the Subscriber.  In connection with the registration of the Registered Securities, the

Subscriber shall have the following obligations;

(a)

It  shall  be  a  condition  precedent  to  the  obligations  of  the  Company  to  complete  the registration pursuant to this Agreement with respect to the Registered Securities of the Subscriber that the Subscriber shall  timely  furnish  to  the  Company  such  information  regarding  itself,  the  Registered  Securities  held  by  it,  and  the intended  method  of  disposition  of  the  Registered  Securities  held  by  it,  as  shall  be  reasonably  required  to  effect  the registration of such Registered Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request.

(b)

The  Subscriber  by  such  Subscriber’s  acceptance  of  the  Registered  Securities  agrees  to cooperate  with  the  Company  as  reasonably requested  by the  Company  in  connection  with  the  preparation  and  filing of the Registration Statement hereunder; and

(c)

The Subscriber agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d)(ii) or (iii) or 3(g) above, the Subscriber will immediately discontinue disposition  of  Registered  Securities  pursuant  to  the  Registration  Statement  covering  such  Registered  Securities  until the  Subscriber  receives  the  copies  of  the  supplemented  or  amended  prospectus  contemplated  by  Section  3(d)(ii)  or

(iii)  or  3(g)  and,  if  so  directed  by  the  Company,  the  Subscriber  shall  deliver  to  the  Company  (at  the  expense  of  the

Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Subscriber’s possession,

of the prospectus covering such Registered Securities current at the time of receipt of such notice.

5.

Expenses of Registration.

All    reasonable    expenses    incurred    in    connection    with

registrations, filings or qualifications pursuant to  Section 3, including,  without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company.

6.

Indemnification. After  Registered  Securities  are  included  in  a  Registration  Statement  under  this

Agreement:

(a)

To  the  extent  permitted  by  law,  the  Company  will  indemnify  and  hold  harmless,  the

Subscriber, the directors, if any, of such Subscriber, the officers, if any, of such Subscriber, each person, if any,  who controls the Subscriber within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"),

against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions  or  proceedings,  whether  commenced  or  threatened,  in respect thereof)  arise  out of  or  are  based  upon: (i)  any untrue  statement  or  alleged  untrue  statement  of  a  material  fact  contained  in  the  Registration  Statement  or  any  post-

effective  amendment thereof or  the omission or alleged omission to state therein a  material fact required to be stated

therein  or  necessary  to  make  the  statements  therein  not  misleading,  (ii)  any  untrue  statement  or  alleged  untrue statement of a material fact contained in any preliminary prospectus or contained in the final prospectus (as amended or  supplemented,  if  the  Company files any amendment  thereof or  supplement  thereto  with the  SEC)  or  the  omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the  Company of the  Securities  Act,  the  Exchange  Act,  any state  securities law or  any rule  or  regulation  under  the

Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being collectively referred to as  "Violations").  Subject to Section 6(b) hereof, the Company shall reimburse the Subscriber,

promptly  as  such  expenses  are  incurred  and  are  due  and  payable,  for  any  reasonable  legal  fees  or  other  reasonable

expenses incurred by them in connection with investigating or defending any such Claim.   Notwithstanding anything

to  the  contrary  contained  herein,  the  indemnification  agreement  contained  in  this  Section  6(a)  shall  not  (i)  apply  to any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the  Company by or on behalf of any Indemnified Person expressly for use  in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was  timely  made  available  by  the  Company  pursuant  to  Section  3(b)  hereof;  (ii)  with  respect  to  any  preliminary prospectus,  inure  to  the  benefit  of  any  such  person  from  whom  the  person  asserting  any  such  Claim  purchased  the

Registered Securities that are the subject thereof (or to the benefit of any person controlling  such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended  or  supplemented,  if  such  prospectus  was  timely  made  available  by  the  Company  pursuant  to  Section  3(b)

hereof;  (iii)  be  available  to  the  extent  such  Claim  is  based  on  a  failure  of  the  Subscriber  to  deliver  or  cause  to  be delivered the prospectus made available by the Company; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the  Company, which consent shall not be unreasonably

withheld.   The  Subscriber  will  indemnify  the  Company,  its  officers,  directors  and  agents  (including  legal  counsel)

against  any  claims  arising  out  of  or  based  upon  a  Violation  which  occurs  in  reliance  upon  and  in  conformity  with information  furnished  in  writing  to  the  Company,  by or  on  behalf  of  the  Subscriber,  expressly  for  use  in  connection with the preparation of the Registration Statement, subject to such limitations and conditions set forth in the previous sentence.

(b)

Promptly  after  receipt  by  an  Indemnified  Person  under  this  Section  6  of  notice  of  the commencement  of  any  action  (including  any  governmental  action),  such  Indemnified  Person  shall,  if  a  Claim  in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall  have the right to participate in, and, to the  extent  the  indemnifying  party  so  desires,  jointly  with  any  other  indemnifying  party  similarly  noticed,  to  assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person,

as the case may be; provided, however, that an Indemnified Person shall have the right to retain its own counsel  with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the  indemnifying party,  the  representation  by such counsel  of the  Indemnified  Person and  the  indemnifying party would  be  inappropriate  due  to  actual  or  potential  differing  interests  between  such  Indemnified  Person  and  any other

party  represented  by  such  counsel  in  such  proceeding.   In  such  event,  the  Company  shall  pay  for  only  one  separate

legal counsel  for the  Subscriber selected by the Subscriber.   The failure to deliver  written notice to the indemnifying party within a reasonable time  of the commencement of any such action shall  not relieve  such  indemnifying party of any  liability  to  the  Indemnified  Person  under  this  Section  6,  except  to  the  extent  that  the  indemnifying  party  is prejudiced in its ability to defend such action.  The indemnification required by this Section 6 shall be made by periodic payments  of  the  amount  thereof  during  the  course  of  the  investigation  or  defense,  as  such  expense,  loss,  damage  or liability is incurred and is due and payable.

7.

Contribution.      To  the  extent  any  indemnification  by  an  indemnifying  party  is  prohibited  or limited  by  law,  the  indemnifying  party  agrees  to  make  the  maximum  contribution  with  respect  to  any  amounts  for which it would otherwise be liable under Section 6 to the fullest extent permitted by law;  provided, however, that (a)

no  contribution  shall  be  made  under  circumstances  where  the  maker  would  not  have  been  liable  for  indemnification

under   the   fault   standards   set   forth   in   Section   6;   (b)   no   seller   of   Registered   Securities   guilty   of   fraudulent

misrepresentation  (within  the  meaning  of  Section  11(f)  of  the  Securities  Act)  shall  be  entitled  to  contribution  from any  seller  of  Registered  Securities  who  was  not  guilty  of  such  fraudulent  misrepresentation;  and  (c)  contribution  by any  seller  of  Registered  Securities  shall  be  limited  in  amount  to  the  net  amount  of  proceeds  received  by  such  seller from the sale of such Registered Securities.

8.

Reports under  Exchange  Act.   With a  view  to  making available  to  the  Subscriber  the  benefits of

Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Subscriber to sell securities of the  Company to the public  without registration ("Rule 144"), the Company agrees to use its commercially reasonable efforts to:

(a)

make and keep public information available, as those terms are understood and defined in

Rule 144;

(b)

following the effectiveness of its S-1, file  with the SEC in a  timely manner all reports and other  documents  required  of  the  Company  under  the  Securities  Act  for  so  long  as  the  Company  remains  subject  to such requirements, and the filing of such reports is required for sales under Rule 144;

(c)

furnish  to  the  Subscriber  so  long  as  the  Subscriber  owns  Registered  Securities,  promptly upon  request,  (i)  a  written  statement  by  the  Company  that  it  has  complied  with  the  reporting  requirements  of  Rule

144, the Securities Act and the Exchange Act, (ii) unless available to the Subscriber without charge through EDGAR,

the SEC's website or the Company's website, a copy of the most recent annual or quarterly report of the Company and such  other  reports  and  documents  so  filed  by  the  Company,  and  (iii)  such  other  information  as  may  be  reasonably requested to permit the Subscribers to sell such securities pursuant to Rule 144 without registration; and

(d)

once the Company is subject to the mandatory reporting requirements of the Exchange Act,

at the request of any Subscriber of Registered Securities, give its Transfer Agent instructions (supported by an opinion of  Company  counsel,  if  required  or  requested  by  the  Transfer  Agent)  to  the  effect  that,  upon  the  Transfer  Agent’s receipt from such Subscriber of:

(i) a certificate (a  “Rule 144 Certificate”) certifying (A) that  such Subscriber has held the shares of Registered Securities which the Subscriber proposes to sell (the

“Securities  Being  Sold”)  for  a  period  of  not  less  than  (6)  months  and  (B)  as  to such other  matters as  may be  appropriate  in accordance  with Rule  144  under  the

Securities Act, and

(ii)  an  opinion  of  counsel  acceptable  to  the  Company  (for  which  purposes  it  is agreed  that  the  initial  Subscriber’s  counsel  shall  be  deemed  acceptable  if  such opinion is not given by Company counsel) that, based on the Rule 144 Certificate,

Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement,

the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one  or  more  stock  certificates  representing  the  transferred  Securities  Being  Sold  without  any  restrictive  legend  and

without  recording  any  restrictions  on  the  transferability  of  such  shares  on  the  Transfer  Agent’s   books  and  records

(except to  the  extent any such  legend  or  restriction results from facts other  than the  identity of the  Subscriber,  as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities

Being Sold while held by the Subscriber).   If the Transfer Agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an un-legend certificate.

9.

Miscellaneous.

(a)

Registered Owners.  A person or entity is deemed to be a holder of Registered Securities whenever

such  person  or  entity  owns  of  record  such  Registered  Securities.   If  the  Company  receives  conflicting  instructions,

notices or elections from two or more persons or entities with respect to the same Registered Securities, the Company shall  act  upon  the  basis  of  instructions,  notice  or  election  received  from  the  registered  owner  of  such  Registered

Securities.

(b)

Rights  Cumulative;  Waivers.     The  rights  of  each  of  the  parties  under  this  Agreement  are

cumulative.   The  rights of each of the  parties hereunder  shall not be  capable  of being  waived  or varied  other  than by

an express  waiver  or  variation  in  writing.   Any  failure  to  exercise or  any delay in exercising  any of  such  rights  shall

not  operate  as  a  waiver  or  variation  of  that  or  any other  such  right.   Any  defective  or  partial  exercise  of  any of  such

rights shall  not preclude  any other  or  further  exercise of that  or  any other  such right.   No  act or  course  of conduct  or

negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c)

Benefit;  Successors  Bound.    This  Agreement  and  the  terms,  covenants,  conditions,  provisions,

obligations,  undertakings,  rights,  and  benefits  hereof,  shall  be  binding  upon,  and  shall  inure  to  the  benefit  of,  the undersigned parties and their successors.

(d)

Entire Agreement.  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof.  There are no promises, agreements, conditions, undertakings, understandings, warranties,

covenants or representations,  oral or written, express or implied, between them with respect to this Agreement or the matters described  in this Agreement, except as set forth in this Agreement and in the other documentation relating to

the  transactions  contemplated  by  this  Agreement.   Any  such  negotiations,  promises,  or  understandings  shall  not  be used to interpret or constitute this Agreement.

(e)

Amendment.   Any provision  of this  Agreement  may be  amended  and  the  observance  thereof  may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written

consent of the  Company and  Subscriber.   Any amendment or  waiver affected in accordance  with this Section 9 shall be binding upon the Company.

(f)

Severability.    Each  part  of  this  Agreement  is  intended  to  be  severable.    In  the  event  that  any

provision  of  this  Agreement  is  found  by  any  court  or  other  authority  of  competent  jurisdiction  to  be  illegal  or unenforceable,  such provision  shall  be  severed  or  modified  to  the  extent  necessary to  render  it enforceable  and  as so severed or modified, this Agreement shall continue in full force and effect.

(g)

Notices.  Notices required or permitted to be given hereunder shall be in writing and shall be deemed to  be  sufficiently  given  when  personally  delivered  (by  hand,  by  courier,  by  telephone  line  facsimile  transmission,

receipt  confirmed,  email  or  other  means)  or  sent  by  certified  mail,  return  receipt  requested,  properly  addressed  and with proper  postage  pre-paid  (i)  if to  the  Company,  at  its executive  office  and  (ii)  if to  the  Subscriber,  at  the  address set forth under its name in the Subscription Agreement, with a copy to its designated attorney, or at such other address as  each  such  party  furnishes  by  notice  given  in  accordance  with  this  Section  9(g),  and  shall  be  effective,  when personally  delivered,  upon  receipt  and,  when  so  sent  by  certified  mail,  five  (5)  business  days  after  deposit  with  the

United States Postal Service.

(h)

Governing  Law.    This  Agreement  shall  be  governed  by  and  interpreted  in  accordance  with  the laws of the State of Nevada without regard to the principles of conflicts of law.  Each of the Company and Subscriber hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in Nevada with respect to  any  dispute  arising  under  this  Agreement,  the  agreements  entered  into  in  connection  herewith  or  the  transactions contemplated hereby or thereby.

(i)

Consents.    The  person  signing  this  Agreement  on  behalf  of  each  party  hereby  represents  and warrants  that  he  has  the  necessary  power,  consent  and  authority  to  execute  and  deliver  this  Agreement  on  behalf  of that party.

(j)

Further  Assurances.    In  addition  to  the  instruments  and  documents  to  be  made,  executed  and delivered  pursuant  to  this  Agreement,  the  parties  hereto  agree  to  make,  execute  and  deliver  or  cause  to  be  made,

executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

(k)

Section  Headings.   The  Section  headings  in  this  Agreement  are  for  reference  purposes  only  and shall not affect in any way the  meaning or interpretation of this Agreement.

(l)

Construction.    Unless  the  context  otherwise  requires,  when  used  herein,  the  singular  shall  be deemed  to  include  the  plural,  the  plural  shall  be  deemed  to  include  each  of  the  singular,  and  pronouns  of  one  or  no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(m)

Execution  in  Counterparts.  This  Agreement  may  be  executed  in  two  or  more  counterparts,  each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement,

once  executed  by  a  party,  may  be  delivered  to  the  other  party  hereto  by  email  of  a  .pdf  or  telephone  line  facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.  A facsimile transmission or email of a .pdf of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

COMPANY:

ELITE PERFORMANCE HOLDING CORP.

By:_________________________________

Name:  Jon McKenzie

Title:  Chief Executive Officer

SUBSCRIBER:

By:_________________________________

Name:

Title:

Exhibit B

Investor Questionnaire

This Questionnaire must be  answered fully and  returned along with your completed Subscription Agreement (the

“Subscription  Agreement”)  by  and  between  you  and  Elite  Performance  Holding  Corp.  (the  “Company”)  in

connection with your prospective acquisition of the Securities (as defined in the Subscription Agreement) from the

Company.

The  undersigned  represents  and  warrants  that  he,  she  or  it  comes  within  at  least  one  category  as  marked  below,

and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason

the  undersigned  comes  within  that  category.   ALL  INFORMATION  IN  RESPONSE  TO  THIS  SECTION  WILL

BE  KEPT  STRICTLY  CONFIDENTIAL.   The  undersigned  agrees  to  furnish  any  additional  information  which the Company deems necessary in order to verify the answers set forth below.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Stock Subscription Agreement between the Company and the Investor(s) signatory thereto (the

“Agreement”).

GENERAL INFORMATION

Name:  ________________________________

Date of Birth:  ______________________________

Residence Address:  _______________________________________________________________

Business Address:  ________________________________________________________________

Home Telephone No.: ______________________________________________________________

Business Telephone No:  ____________________________________________________________

E-mail Address:  ___________________________________________________________________

Preferred Mailing Address: ________ Business

or _________

Home (check one)

Tax I.D. or Social Security Number: _____________________________________________________

Marital Status:  ____________________________________________________________________

(1)

The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below



The  undersigned  is  an  individual  (not  a  partnership,  corporation,  etc.)  whose  individual  net  worth,  or  joint  net worth with his or her spouse, presently exceeds $1,000,000.

Note:  When  determining  net  worth,  you  must  exclude  the  value  of  your  primary residence.  The related amount of indebtedness secured by your primary residence

up  to  its  fair  market  value  should  also  be  excluded.    However,  indebtedness

secured by your primary residence in excess of the value of your home should be considered a liability and deducted from your net worth.

     The  undersigned  is  an  individual  (not  a  partnership,  corporation,  limited  liability  company,  trust,  etc.)  who  had an income  in excess of $200,000  in each of the  two  most recent  years,  or  joint income  with his or  her  spouse  in excess  of  $300,000  in  each  of  those  years  (in  each  case  including  foreign  income,  tax  exempt  income  and  full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

     The undersigned is a director or executive officer of the Company which is selling the Securities.

     The  undersigned  is a  bank,  as  defined  in Section 3(a)(2)  of the  Securities  Act;  a  savings and  loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange  Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company

Act  of 1940 or  a business development company as defined  in Section  2(a)(48)  of such act; any Small Business

Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small

Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total  assets in excess of $5,000,000; any employee  benefit plan  within the  meaning of the  Employee  Retirement

Income  Security  Act  of 1974  if the  investment decision is  made  by a  plan  fiduciary,  as defined  in  Section  3(21)

of  such  act,  which  is  either  a  bank,  savings  and  loan  association,  insurance  company,  or  registered  investment advisor,  or  if  the  employee  benefit  plan  has  total  assets  in  excess  of  $5,000,000  or,  if  a  self-directed  plan,  with investment decisions made solely by persons that are accredited investors (describe entity).

________________________________________________________

________________________________________________________

     The  undersigned  is a  private  business development company  as defined  in Section 202(a)(22) of the  Investment

Advisors Act of 1940 (describe entity) .

______________________________________________________

______________________________________________________

     The  undersigned  is  either  a  corporation,  partnership,  Massachusetts  or  similar  business  trust,  or  non-profit organization within the  meaning of Section 501(c)(3) of the  Internal  Revenue Code, in each case  not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000 (describe entity).

______________________________________________________

______________________________________________________

     The  undersigned  is  a  trust  with  total  assets  in  excess  of  $5,000,000,  not  formed  for  the  specific  purpose  of

acquiring   the   Securities,   where   the   purchase   is   directed   by  a   “sophisticated   person”   as   defined   in   Rule

506(b)(2)(ii) of the Securities Act.

     The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within

one  or  more  of  the  above  categories.   If  relying  upon  this  category  alone,  each  equity  owner  must  complete  a separate copy of this questionnaire (describe entity).

______________________________________________________

     The undersigned is not within any of the categories above and is therefore not an accredited investor.

THE   UNDERSIGNED    AGREES   THAT   THE   UNDERSIGNED   WILL

NOTIFY THE COMPANY AT ANY TIME ON OR PRIOR TO THE CLOSING

DATE    IN    THE    EVENT    THAT    THE    REPRESENTATIONS    AND

WARRANTIES  MADE  BY  THE  UNDERSIGNED  IN  THIS  AGREEMENT

SHALL CEASE TO BE TRUE, ACCURATE AND COMPLETE.

(2)

SUITABILITY (please answer each question)

(a)  For an individual Investor, please describe your current employment, including the company by which you are employed, its principal business, and your title:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________

(b)  For an individual Investor, please describe any college or graduate degrees held by you:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________

(c) For all Investors, please list types of prior investments:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________

(d)  For all Investors, please state whether you have participated in other  private placements before:

YES_______

NO_______

(e) If your answer to question (d) above was “YES”, please  indicate the frequency of such prior participation in private placements of:

Public

Private

Companies

Companies

Frequently

Occasionally

Never

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES_______

NO_______

(g)  For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future?

YES_______

NO_______

(h)  For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES_______

NO_______

(i)  For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the

Securities for which you seek to subscribe?

YES_______

NO_______

(j)  For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______

NO_______

(k) Tax status.

□ Head of Household    □ Married Filing Jointly   □ Married Filing Separately

 □ Other:_______________________________________________________

(l) Investment objectives.

□ Growth    □ Income    □ Capital Preservation □ Safety of Principal

□ Other:___________________________________________________________

(3)

MANNER IN WHICH TITLE IS TO BE HELD (circle one).

(a)

Individual Ownership

(b)

Community Property

(c)

Joint Tenant with Right of

Survivorship (both parties must sign)

(d)

Partnership*

(e)

Tenants in Common

(f)

Company*

(g)

Trust*

(h)

Other *

*If Securities are being purchased by an entity, the Certificate of Signatory attached as  Exhibit I hereto must also be completed.

(4)

FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______

NO_______

If yes, please describe:

____________________________________________________________

____________________________________________________________

____________________________________________________________

If the Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

_________________________________

Name of FINRA Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

(5)

FOR TRUST INVESTORS

A. Certain trusts generally may not qualify as accredited investors except under special circumstances.  Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

YES_______

NO_______

Does this investment in the Company exceed 10% of the trust assets?

YES_______

NO_______

B. If the trust is a revocable trust, please complete Question 1 below.  If the trust is an irrevocable trust, please complete Question 2 below.

1.

REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors?

YES_______

NO_______

If yes, please answer the following questions relating to  each grantor (please add sheets if necessary):

Grantor Name:

Net worth of grantor (including spouse, if applicable) exceeds $1,000,000?

Note: When determining net worth, the value of the grantor’s primary residence must be excluded.

The related amount of indebtedness secured by the grantor’s primary residence up to its fair market value should also be excluded.  However, indebtedness secured by the grantor’s primary residence in excess of the value of the grantor’s home should be considered a liability and deducted from the grantor’s net worth.

YES_______

NO_______

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2016 and

2017 and is reasonably expected to be in excess of $200,000 for 2018?

YES_______

NO_______

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2016 and 2017 and is reasonably expected to be in excess of $300,000 for 2018?

YES_______

NO_______

2.

IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name:

Trustee Name:

Does the trust have assets greater than $5 million?

YES_______

NO_______

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

YES_______

NO_______

Indicate how often you invest in:

(i)

Marketable Securities

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

(ii)

Restricted Securities

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

(iii)

Venture Capital Companies

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

[Signature Page follows]

By signing this Questionnaire, I hereby confirm the following statements:

(a) I am aware that the offering of the Securities will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) I acknowledge that any delivery to me of transactions documents relating to the Securities prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Securities until such determination of suitability shall be made, and I agree that I shall promptly return the transaction documents to the Company upon request.

(c) My answers to the foregoing questions are and were on any date (if any) that I previously purchased securities in the Company, true and complete to the best of my information and belief and  were true on any date that

I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Dated:  ___________________________

INDIVIDUAL INVESTOR:

__________________________________

______________________________________

(Print Name)

(Signature)

__________________________________

______________________________________

(Print Name of Joint Investor)

(Signature of Joint Investor)

PARTNERSHIP, CORPORATION, TRUST, LLC OR OTHER ENTITY:

__________________________________

______________________________________

(Print Name of Entity)

(Signature)

______________________________________

(Print Name and Title of Person Signing)

CERTIFICATE OF SIGNATORY

I,

____________________________,

am

the

____________________________

of

__________________________________________ (the “Entity”).

I  certify  that  I  am  empowered  and  duly  authorized  by  the  Entity  to  execute  and  carry  out  the  terms  of  that

certain   Subscription   Agreement   dated   as   of   ________________   2018,   by   and   between   the   Entity   and   Elite

Performance  Holding  Corp.  (the  “Subscription  Agreement”),  and  to  purchase  and  hold  the  Securities  (as  defined  in the Subscription Agreement), and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this _____ day of _____________, 2018.

_______________________________________

(Signature)